UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report: February 2, 2006
(Date of earliest event reported)
LAIDLAW INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-13109	98-0390488
(State of	(Commission File Number)	(IRS Employer
Incorporation)		Identification No.)
55 Shuman Boulevard, Suite 400
Naperville, Illinois 60563
(Address of principal executive offices, including zip code)
(630) 848-3000
(Registrant’s telephone number, including area code)
          Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure
On February 2, 2006, Kevin Benson, President, Chief Executive Officer and Director of Laidlaw International, Inc. will present a review of the Company’s strategic initiatives and financial condition at the Company’s Annual Meeting of Stockholders. The visual presentation is attached as an exhibit to this Form 8-K and is also available on the Company’s website at http://www.laidlaw.com.
Item 9.01 Financial Statements and Exhibits
(c)	Exhibits
99.1	2006 Annual Stockholder Meeting Presentation.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: February 2, 2006

LAIDLAW INTERNATIONAL, INC.

By:	/s/ Jeffrey W. Sanders Name: Jeffrey W. Sanders
Title: Vice President, Corporate Development and Controller

Exhibit Index

Exhibit No.	Description

99.1	2006 Annual Stockholder Meeting Presentation.